Other Income, Expense, net	12 Months Ended
Dec. 31, 2019
OTHER INCOME [Abstract]
Other Income

NOTE 22 – OTHER INCOME, EXPENSE, NET

On November 15, 2012 (as amended and supplemented in March 2014, December 2017 and July 2019), Navios Holdings and Navios Partners entered into an agreement (the “Navios Holdings Guarantee”) by which Navios Holdings would provide supplemental credit default insurance with a maximum cash payment of $20,000. As of December 31, 2019, the outstanding claim receivable amounted to $10,000 and is repayable in two installments, one of $5,000 by July 1, 2020 and one of $5,000 by January 1, 2021. The guarantee claim receivable presented under the captions “Amounts due from related parties-short term” and “Amounts due from related parties-long term” in the consolidated Balance Sheets. As of December 31, 2019, the amount of $3,638 related to the change in estimate of the guarantee claim receivable and is included under the caption “Other expense” of the consolidated Statements of Operations.

As of December 31, 2018, the amount of $2,000 related to reassessment of the guarantee claim receivable is included under the caption “Other expense” of the Consolidated Statements of Operations. As of December 31, 2018, the amount of $777 related to the discount of the Navios Holdings Guarantee is included under the caption “Other expense” of the Consolidated Statements of Operations.

On January 12, 2017, Navios Partners sold the MSC Cristina, which was classified as held for sale as of December 31, 2016, to an unrelated third party. The carrying value of the vessel was $125,000 and sale proceeds less costs to sell totaled $123,740. As of December 31, 2017, a loss of $1,260 had been recognized under the caption “Other expense” of the Consolidated Statements of Operations.